UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 23, 2016

First Internet Bancorp

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

001-35750	20-3489991
(Commission File Number)	(IRS Employer Identification No.)

11201 USA Parkway
Fishers, Indiana	46037
(Address of Principal Executive Offices)	(Zip Code)

(317) 532-7900

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

On May 23, 2016, First Internet Bancorp (the “Company”) and First Internet Bank of Indiana, an Indiana chartered bank and wholly owned subsidiary of the Company, entered into an underwriting agreement (the “Underwriting Agreement”) with Sandler O’Neill & Partners, L.P., as underwriter, to issue and sell 895,955 newly issued shares of the Company’s common stock (“Common Stock”), at an offering price of $24.00 per share in an underwritten offering (the “Offering”). The Company estimates that the net proceeds from the Offering will be approximately $20.1 million, after deducting underwriting discounts and commissions of $1.20 per share and estimated offering expenses that are payable by the Company. The Offering is expected to close on or about May 26, 2016, subject to satisfaction of customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and covenants between the parties as of the date of entering into the Underwriting Agreement. These representations, warranties and covenants are not representations of factual information to investors about the Company or its subsidiaries, and the sale of any shares of Common Stock pursuant to the Underwriting Agreement is not a representation that there has not been any change in the condition of the Company.  A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K, and incorporated herein by reference.  The description of the material terms of the Underwriting Agreement and the transaction contemplated thereby is qualified in its entirety by reference to such exhibit.

Shares of Common Stock sold in the Offering will be issued pursuant to a prospectus supplement (the “Prospectus Supplement”) to the prospectus (the “Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Company’s Registration Statement on Form S-3 declared effective by the SEC on January 4, 2016  (File No. 333-208748) (the “Registration Statement”).

Item 7.01                                           Regulation FD Disclosure

On May 24, 2016, the Company issued a press release announcing the Offering.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of May 23, 2016 among First Internet Bancorp, First Internet Bank of Indiana and Sandler O’Neill & Partners, L.P.

5.1	Opinion of Faegre Baker Daniels LLP

23.1	Consent of Faegre Baker Daniels LLP (included in Exhibit 5.1)

99.1	Press release dated May 24, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2016

FIRST INTERNET BANCORP

By:	/s/ Kenneth J. Lovik
Kenneth J. Lovik, Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Number	Description

1.1	Underwriting Agreement, dated as of May 23, 2016 among First Internet Bancorp, First Internet Bank of Indiana and Sandler O’Neill & Partners, L.P.

5.1	Opinion of Faegre Baker Daniels LLP

23.1	Consent of Faegre Baker Daniels LLP (included in Exhibit 5.1)

99.1	Press release dated May 24, 2016